Exhibit 99.1

Amplify Energy and Juniper Capital Announce Termination of Merger Agreement

HOUSTON, April 25, 2025 – Amplify Energy Corp. (NYSE: AMPY) (“Amplify” or the “Company”) announced today that the Company and Juniper Capital Advisors, L.P. (“Juniper”) have entered into a mutual termination agreement (“Termination Agreement”) to terminate (the “Termination”) the previously announced Agreement and Plan of Merger (the “Merger Agreement”) in light of the extraordinary volatility in the market. In accordance with the terms of the Termination Agreement, Juniper is receiving a cash payment of $800,000 in lieu of any termination fee which might have been otherwise payable pursuant to the Merger Agreement.

In view of the Termination, Amplify also announced its decision to cancel its special meeting of stockholders (the “Special Meeting”) and the withdrawal from consideration by the Company’s stockholders of the proposals set forth in the Company’s definitive proxy statement, as amended, filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2025.

Amplify intends to provide an update on the state of its business, including capital allocation and free cash flow outlook in the current macroeconomic environment, when it announces first quarter earnings. The Company plans to continue to evaluate strategic alternatives to maximize value to stockholders, including potential portfolio optimization strategies.

About Amplify Energy

Amplify Energy Corp. is an independent oil and natural gas company engaged in the acquisition, development, exploitation and production of oil and natural gas properties. Amplify’s operations are focused in Oklahoma, the Rockies (Bairoil), federal waters offshore Southern California (Beta), East Texas / North Louisiana, and the Eagle Ford (Non-op). For more information, visit www.amplifyenergy.com.

Forward-Looking Statements

This press release includes “forward-looking statements.” All statements, other than statements of historical fact, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. Risks and uncertainties that could cause actual results to differ from expectations include: the effects of disruption caused by the announcement of the Termination and the Termination making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transaction and the Termination may result in significant costs of defense, indemnification and liability; transaction costs; and actual or contingent liabilities. Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at https://www.amplifyenergy.com/investor-relations/default.aspx or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements in this press release are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contacts

Amplify Energy

Jim Frew -- Senior Vice President and Chief Financial Officer

(832) 219-9044

jim.frew@amplifyenergy.com

Michael Jordan -- Director, Finance and Treasurer

(832) 219-9051

michael.jordan@amplifyenergy.com

FTI Consulting

Tanner Kaufman / Brandon Elliott / Rose Zu

amplifyenergy@fticonsulting.com